COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Supplement dated May 1, 2010

to the Prospectuses dated April 29, 2010 of the

Following Funds (each a “Fund” and, together, the “Funds”)

Series of Columbia Funds Variable Insurance Trust:	Series of Columbia Funds Variable Insurance Trust I:
Columbia Asset Allocation Fund, Variable Series	Columbia Marsico Growth Fund, Variable Series
Columbia Federal Securities Fund, Variable Series	Columbia Marsico Focused Equities Fund, Variable Series
Columbia International Fund, Variable Series	Columbia Marsico 21st Century Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series	Columbia Mid Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series	Columbia Marsico International Opportunities Fund, Variable Series
Columbia Mid Cap Value Fund, Variable Series	Columbia High Yield Fund, Variable Series
Columbia Money Market Fund, Variable Series
Columbia S&P 500 Index Fund, Variable Series
Columbia Select Large Cap Growth Fund, Variable Series
Columbia Small Cap Value Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series
Columbia Strategic Income Fund, Variable Series
Columbia Value and Restructuring Fund, Variable Series

As previously reported, on September 29, 2009, Ameriprise Financial, Inc. (“Ameriprise Financial”) entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Funds. In connection with the closing of the Transaction, which occurred on April 30, 2010, certain changes have occurred, including a change in the entities serving as investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, effective as of the date of this supplement, the Prospectuses for each Fund are hereby supplemented as follows:

1.	Change of Advisor and Administrator. Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “New Advisor”), a wholly-owned subsidiary of Ameriprise Financial, is the investment advisor and administrator of the Funds.

•	References to the Advisor and Administrator in the Prospectuses are deemed to be references to the New Advisor.

•	The first two paragraphs in the section of the Prospectuses entitled “Management of the Fund–Primary Service Providers–The Advisor” are deleted and replaced in their entirety with the following:

The Advisor is located at 100 Federal Street, Boston, MA 02110 and serves as investment advisor to the Columbia Fund and RiverSource fund families. The Advisor is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. The Advisor’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. The Advisor is also the administrator of the Fund (the Administrator).

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may use the research and other capabilities of its affiliates and third parties in managing investments.

•	The text of the section of the Prospectuses of each Fund entitled “Management of the Fund–Primary Service Providers–Sub-Advisor(s)” is deleted and replaced in its entirety with the following:

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and the sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor.

The SEC has issued an order that permits the Advisor, subject to the approval of the Board, to appoint an unaffiliated sub-advisor or change the terms of a subadvisory agreement for the Fund without obtaining additional shareholder approval. The order permits the Fund to add or change unaffiliated sub-advisors or change the fees paid to sub-advisors from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Advisor and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisors or their affiliates, which may create certain conflicts of interest. In making recommendations to the Board to appoint or to change a sub-advisor, or to change the terms of a sub-advisory agreement, the Advisor does not consider any other relationship it or its affiliates may have with a sub-advisor, and the Advisor discloses to the Board the nature of any material relationships it has with a sub-advisor.

2.	Change of Distributor. Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.) (the “New Distributor”), an indirect wholly-owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

•	References to the Distributor in the Prospectuses are deemed to be references to the New Distributor.

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•	The text of the section of the Prospectuses entitled “Management of the Fund–Primary Service Providers–The Distributor” is deleted and replaced in its entirety with the following:

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker/dealer and an indirect wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent. Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) (the “New Transfer Agent”), a wholly-owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds.

•	References to the Transfer Agent in the Prospectuses are deemed to be references to the New Transfer Agent.

•	The text of the section of the Prospectuses entitled “Management of the Fund–Primary Service Providers–The Transfer Agent” is deleted and replaced in its entirety with the following:

The Transfer Agent is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

4.	Other Roles and Relationships – Certain Conflicts of Interest. The section of the Prospectuses entitled “Management of the Fund–Other Roles and Relationships of Bank of America and its Affiliates–Certain Conflicts of Interest” is renamed “Management of the Fund–Other Roles and Relationships of Ameriprise Financial and its Affiliates–Certain Conflicts of Interest” and the text of the section is hereby replaced with the following:

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other funds in the Columbia family of funds (the “Columbia Funds”) for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to a Columbia Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, insurance, broker/dealer (sales and trading), asset management and other financial activities. These additional activities may involve multiple advisory, financial and insurance interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

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Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Advisor, and a Columbia Fund.

The Advisor and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the “Investment Advisory and Other Services–Other Roles and Relationships of Ameriprise Financial and Affiliates–Certain Conflicts of Interest” section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

5.	Certain Legal Matters. The section of the Prospectuses entitled “Management of the Fund–Certain Legal Matters” is hereby deleted and replaced by the following:

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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6.	Changes Relating to Bank of America’s Retention of Its Money Market Fund Business. Ameriprise Financial did not acquire the business of managing the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the “Former Columbia Money Market Funds”). The Former Columbia Money Market Funds are neither managed by the New Advisor nor distributed by the New Distributor and are no longer considered to be Columbia Funds.

•	References in the Prospectuses to the Former Columbia Money Market Funds are deemed to be references to money market fund(s) managed by the New Advisor.

7.	References to Bank of America and Affiliates. The Advisor, Administrator, Distributor and Transfer Agent are subsidiaries of Ameriprise Financial, not of Bank of America.

•	References to Bank of America are deemed to be references to Ameriprise Financial.

8.	Portfolio Holdings Disclosure – Fixed-Income Funds. For fixed-income Funds, a complete list of portfolio holdings as of a calendar quarter-end is posted to the Funds’ website approximately 30 calendar days after each such quarter-end. The portfolio holdings disclosure policies for equity and cash Funds have not changed.

9.	Financial Intermediary Compensation. The second paragraph of the subsection of the Prospectuses entitled “–Financial Intermediary Compensation” is hereby deleted and replaced with the following:

The Distributor and the Advisor may make payments in larger amounts or on a basis other than those described above when dealing with certain affiliates of Bank of America. Such increased payments to Bank of America affiliates may enable the Bank of America affiliates to offset credits that they may provide to customers.

10.	Selling and/or Servicing Agents. The FUNDamentals™ box entitled “Selling and/or Servicing Agents” is hereby deleted and replaced with the following:

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Ameriprise Financial.

11.	Portfolio Manager Changes. Certain portfolio managers primarily responsible for overseeing the investments of certain Funds have changed. The table below sets forth current portfolio managers for each of the listed Funds.

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Fund	Portfolio Manager(s)
Columbia Asset Allocation Fund, Variable Series

Anwiti Bahuguna, PhD

Co-manager. Service with the Fund since 2009.

Portfolio manager of the New Advisor; from 2002 until joining the New Advisor in May 2010, Ms. Bahuguna was associated with Columbia Management Advisors, LLC, the former investment adviser of the Funds (the “Previous Advisor”), or its predecessors as an investment professional.

Kent M. Bergene Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor since 1981.
David Joy Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2003.

Colin Moore

Co-manager. Service with the Fund since 2008.

Chief Investment Officer of the New Advisor. From 2002 until joining the New Advisor in May 2010, Mr. Moore was associated with the Previous Advisor or its predecessors as an investment professional.

Kent M. Peterson, PhD

Co-manager. Service with the Fund since 2009.

Portfolio manager of the New Advisor. From January 2006 until joining the New Advisor in May 2010, Mr. Peterson was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

Marie M. Schofield, CFA

Co-manager. Service with the Fund since 2009.

Portfolio manager of the New Advisor. From 1990 until joining the New Advisor in May 2010, Ms. Schofield was associated with the Previous Advisor or its predecessors as an investment professional.

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Fund	Portfolio Manager(s)
Columbia Federal Securities Fund, Variable Series

Todd White

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor; associated with the

New Advisor as an investment professional since 2008.

Prior to joining the New Advisor, Mr. White was a Managing
Director, Global Head of the Asset-Backed and Mortgage-
Backed Securities businesses, and North American Head of

the Interest Rate business at HSBC from 2004 to 2008.

Jason J. Callan

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2007. From 2004 to 2007, Mr. Callan was a trader for GMAC ResCap.

Tom Heuer Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2002.

Columbia International Fund, Variable Series

Fred Copper, CFA

Manager. Service with the Fund since 2005.

Portfolio manager of the New Advisor. From September 2005 until joining the New Advisor in May 2010, Mr. Copper was associated with the Previous Advisor or its predecessors as an investment professional. From March 2001 to September 2005, Mr. Copper was a senior vice president at Putnam Investments.

Columbia Large Cap Growth Fund, Variable Series

John T. Wilson, CFA

Lead manager. Service with the Fund since 2005.

Portfolio manager of the New Advisor. From July 2005 until joining the New Advisor in May 2010, Mr. Wilson was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May 1996 to July 2005.

Peter R. Deininger

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor. From October 2002 until joining the New Advisor in May 2010, Mr. Deininger was associated with the Previous Advisor or its predecessors as an investment professional.

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Fund	Portfolio Manager(s)
Columbia Small Company Growth Fund, Variable Series

Wayne M. Collette, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor. From 2001 until joining the New Advisor in May 2010, Mr. Collette was associated with the Previous Advisor or its predecessors as an investment
professional.

George J. Myers, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor. From 2004 until joining the New Advisor in May 2010, Mr. Myers was associated with the Previous Advisor or its predecessors as an investment professional.

Lawrence W. Lin, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor. From December 2006 until joining the New Advisor in May 2010, Mr. Lin was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006.

Brian D. Neigut

Co-manager. Service with the Fund since 2010.

Portfolio manager of the New Advisor. From February 2007 until joining the New Advisor in May 2010, Mr. Neigut was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at Oppenheimer Funds Inc. from November 2003 to February 2006.

Columbia Strategic Income Fund, Variable Series

Laura A. Ostrander

Lead Manager. Service with the Fund since 2000.

Portfolio manager of the New Advisor. From 1996

until joining the New Advisor in May 2010, Ms. Ostrander

was associated with the Previous Advisor or its predecessors as an investment professional.

Colin J. Lundgren, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor since 1989 and as a portfolio manager since 1995.

Scott Schroepfer, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 1990.

Gene R. Tannuzzo, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2003.

Shareholders should retain this Supplement for future reference.

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COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

(each a “Trust” and, together, the “Trusts”)

Supplement dated May 1, 2010

to the Statements of Additional Information dated April 29, 2010 of the

Following Funds (each a “Fund” and, together, the “Funds”)

Series of Columbia Funds Variable Insurance Trust (the “CFVIT Funds”):	Series of Columbia Funds Variable Insurance Trust I (the “CFVITI Funds”):
Columbia Asset Allocation Fund, Variable Series	Columbia Marsico Growth Fund, Variable Series
Columbia Federal Securities Fund, Variable Series	Columbia Marsico Focused Equities Fund, Variable Series
Columbia International Fund, Variable Series	Columbia Marsico 21st Century Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series	Columbia Mid Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series	Columbia Marsico International Opportunities Fund, Variable Series
Columbia Mid Cap Value Fund, Variable Series	Columbia High Yield Fund, Variable Series
Columbia Money Market Fund, Variable Series
Columbia S&P 500® Index Fund, Variable Series
Columbia Select Large Cap Growth Fund, Variable Series
Columbia Small Cap Value Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series
Columbia Strategic Income Fund, Variable Series
Columbia Value and Restructuring Fund, Variable Series

As previously reported, on September 29, 2009, Ameriprise Financial, Inc. (“Ameriprise Financial”) entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Funds. In connection with the closing of the Transaction, which occurred on April 30, 2010, certain changes occurred, including a change in the entities that serve as investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, effective as of the date of this supplement, the Statement of Additional Information (the “SAI”) for each Fund is hereby supplemented as follows:

1.	Change of Advisor and Administrator. Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “New Advisor”), a wholly-owned subsidiary of Ameriprise Financial, is the investment advisor and administrator of the Funds.

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References to the Advisor and Administrator in each SAI are deemed to be references to the New Advisor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Advisors, LLC as adviser (the “Previous Advisor”) or as administrator (the “Previous Administrator”).

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Each Trust has entered into an Administrative Services Agreement with the New Advisor, under which the New Advisor will provide all of the services and facilities that are necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by such Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with such Fund. It is expected that the services rendered by the New Advisor under this Agreement will be generally similar to the services rendered by the Previous Administrator under the Trust’s Administration Agreement with the Previous Administrator in effect prior to May 1, 2010, as described in each SAI.

2.	Change of Distributor. Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.) (the “New Distributor”), an indirect wholly-owned subsidiary of Ameriprise Financial, is the distributor of the Funds. The New Distributor is located at One Financial Center, Boston, MA 02111.

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References to the Distributor in each SAI are deemed to be references to the New Distributor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Distributors, Inc. (the “Previous Distributor”).

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Each Trust has entered into a Distribution Agreement with the New Distributor that is substantially identical to the Distribution Agreement with the Previous Distributor in effect prior to May 1, 2010, as described in each SAI.

3.	Change of Transfer Agent. Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) (the “New Transfer Agent”), a wholly-owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. The New Transfer Agent is located at One Financial Center, Boston, MA 02111.

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References to the Transfer Agent in each SAI are deemed to be references to the New Transfer Agent, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Services, Inc. (the “Previous Transfer Agent”).

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Each Trust has entered into a Transfer Agency Agreement with the New Transfer Agent that is substantially identical to the Transfer Agency Agreement with the Previous Transfer Agent in effect prior to May 1, 2010, as described in each SAI.

4.	Disclosure of Portfolio Information. The section of each SAI entitled About the Funds’ Investments – Disclosure of Portfolio Information – Public Disclosures is hereby modified by deleting the text from the third bulleted paragraph and replacing it in its entirety with the following:

For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

5.	Investment Advisory and Other Services – The Advisor and Investment Advisory Services. The section of each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services is hereby modified as follows:

•	The paragraph under The Advisor and Investment Advisory Services is hereby deleted and replaced in its entirety with the following:

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Advisor) is the investment advisor and administrator of the Funds. The Advisor is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Advisor is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Advisor), a wholly-owned subsidiary of Bank of America, was the Funds’ investment advisor.

•	The text of each SAI under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Services Provided is hereby deleted and replaced in its entirety with the following:

Under the Investment Advisory Agreements, the Advisor has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Advisor based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Investment Advisory Agreements, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Advisory Agreements may be terminated with respect to a Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees and officers of the Trust who are employees of the Advisor, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Advisor and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Advisory Agreement.

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References in the CFVIT Funds’ SAI to Jonathon P. Carlson, Kevin L. Cronk, Paul J. DiGiacomo, Daniele M. Donahue, Jasmine Huang, Jon Michael Morgan, Daisuke Nomoto, Christian Pineno and Roger R. Sullivan are hereby deleted. In addition, the table in the CFVIT Funds’ SAI under Investment Advisory and Other Services – The

Advisor and Investment Advisory Services – Portfolio Manager(s) –Portfolio Manager(s) of the Advisor is hereby modified by removing from the table information relating to the portfolio managers of Columbia Federal Securities Fund, Variable Series, Columbia Strategic Income Fund, Variable Series, Columbia Asset Allocation Fund, Variable Series, Columbia Large Cap Growth Fund, Variable Series, Columbia Small Company Growth Fund, Variable Series and Columbia International Fund, Variable Series and replacing it with the following:

Portfolio Manager	Fund
Anwiti Bahuguna	Asset Allocation Fund VS
Kent M. Bergene	Asset Allocation Fund VS
Jason J. Callan	Federal Securities Fund VS
Wayne M. Collette	Small Company Growth Fund VS
Fred Copper	International Fund VS
Peter R. Deininger	Large Cap Growth Fund VS
Tom Heuer	Federal Securities Fund VS
David Joy	Asset Allocation Fund VS
Lawrence W. Lin	Small Company Growth Fund VS
Colin J. Lundgren	Federal Securities Fund VS Strategic Income Fund VS
George Meyers	Small Company Growth Fund VS
Colin Moore	Asset Allocation Fund VS
Brian D. Neigut	Small Company Growth Fund VS
Laura A. Ostrander	Strategic Income Fund VS
Kent M. Peterson	Asset Allocation Fund VS
Marie M. Schofield	Asset Allocation Fund VS
Scott Schroepfer	Strategic Income Fund VS
Gene R. Tannuzzo	Strategic Income Fund VS
John T. Wilson	Large Cap Growth Fund VS

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The text of the section of the CFVIT Funds’ SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Compensation is deleted and replaced in its entirety with the following:

Compensation

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Advisor prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Compensation of Legacy RiverSource Investments Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC) prior to May 1, 2010. Compensation for these portfolio managers is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Advisor’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Advisor employees. Depending upon their job level, Advisor portfolio managers may also be eligible for other benefits or perquisites that are available to all Advisor employees at the same job level. Additional information about the compensation structure for each of these portfolio managers is set forth below.

Compensation – Messrs. Callan, Heuer, Lundgren, Schroepfter and Tannuzzo. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Advisor has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

Compensation – Messrs. Bergene and Joy. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives. For Mr. Joy the assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for Mr. Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for funds. In addition, subject to certain vesting requirements, the compensation of Mr. Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009.

•	The following table is added to the CFVIT Funds’ SAI under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Performance Benchmarks:

Portfolio Manager/Fund(s)	Primary Benchmark	Peer Group
Peter R. Deininger/Large Cap Growth Fund VS	Russell 1000 Growth Index	Lipper Large Cap Growth Funds Variable Underlying Funds (VUF) Classification
Wayne M. Collette/Small Company Growth Fund VS	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Variable Underlying Funds (VUF) Classification
George Myers/Small Company Growth Fund VS	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Variable Underlying Funds (VUF) Classification
Lawrence W. Lin/Small Company Growth Fund VS	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Variable Underlying Funds (VUF) Classification
Brian D. Neigut/Small Company Growth Fund VS	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Variable Underlying Funds (VUF) Classification

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The following paragraph is added to the section in the SAI of CFVITI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Performance Benchmarks following the table of performance benchmarks; and the last paragraph of the section in the SAI of CFVIT entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Performance Benchmarks following the table of performance benchmarks is hereby deleted and replaced in its entirety with the following:

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

•	The following is added to the section of the CFVIT Funds’ SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Other Accounts:

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the indicated portfolio managers managed, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	6	$4,066,884,460	0	$0	8	$1,474,623
Jason J. Callan	1	$191,948,236	0	$0	3	$344,088
Wayne M. Collette	10	$2.546 billion	1	$125,400,000	114	$216,400,000
Peter R. Deininger	0	$0	1	$315,000,000	15	$275,000,000
Tom Heuer	0	$0	0	$0	2	$423,839
David Joy	6	$4,066,884,460	0	$0	6	$1,119,094
Lawrence W. Lin	7	$2.129 billion	1	$125,400,000	108	$138,800,000
Colin J. Lundgren	17	$1,589,578,432	0	$0	15	$203,746,896
George Meyers	7	$2.129 billion	1	$125,400,000	103	$138,800,000
Brian D. Neigut	7	$2.129 billion	1	$125,400,000	105	$138,600,000
Scott Schroepfer	8	$13,751,518,965	0	$0	5	$9,412,360
Gene R. Tannuzzo	1	$341,480,557	0	$0	2	$77,587

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	0	$0	0	$0	0	$0
Jason J. Callan	0	$0	0	$0	0	$0
Wayne M. Collette	0	$0	0	$0	0	$0
Peter R. Deininger	0	$0	0	$0	0	$0
Tom Heuer	0	$0	0	$0	0	$0
David Joy	0	$0	0	$0	0	$0
Lawrence W. Lin	0	$0	0	$0	0	$0
Colin J. Lundgren	0	$0	0	$0	0	$0
George Meyers	0	$0	0	$0	0	$0
Brian D. Neigut	0	$0	0	$0	0	$0
Scott Schroepfer	3	$882,624,360	0	$0	0	$0
Gene R. Tannuzzo	0	$0	0	$0	0	$0

None of the portfolio managers listed in the two tables above beneficially owned shares of the Funds they managed as of March 31, 2010.

6.	Investment Advisory and Other Services – The Sub-Advisor(s) and Sub- Advisory Services.

•	The following is added as a subsection of the section of the CFVIT Funds’ SAI entitled Investment Advisory and Other Services:

The Sub-Advisor and Sub-Advisory Services

Nordea Investment Management North America, Inc. (NIMNAI), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for Asset Allocation Fund VS. NIMNAI, a registered investment advisor since 2001, is an indirect, wholly owned subsidiary of Nordea Bank AB, one of Scandinavia’s leading financial institutions. NIMNAI’s investment decisions for the Asset Allocation Fund VS are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

Under the sub-advisory agreement with the Advisor and the Trust, on behalf of Asset Allocation Fund VS, NIMNAI manages the portion of the Fund’s assets allocated to foreign securities, as determined by the Advisor, in accordance with the investment goal, policies and limitations of the Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund’s assets managed by NIMNAI. Any liability of NIMNAI to the Trust, Asset Allocation Fund VS and/or Asset Allocation Fund VS shareholders is limited to situations involving NIMNAI’s own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to Asset Allocation Fund VS, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

7.	References to Bank of America and Affiliates. The New Advisor, New Administrator, New Distributor and New Transfer Agent are subsidiaries of Ameriprise Financial, not of Bank of America. Accordingly, each SAI is modified as follows:

•

References to Bank of America and its affiliates shall be deemed to refer to Ameriprise Financial and its affiliates, except for references relating to matters that occurred prior to the date of this supplement and in respect of relationships to the Previous Advisor, Previous Distributor and Previous Transfer Agent.

•

In connection with the separation from Bank of America, the third paragraph of Brokerage Allocation and Other Practices – General Brokerage Policy, Brokerage Transactions and Broker Selection are hereby deleted.

8.	Marketing Support Payments. The second paragraph of the section in each SAI entitled Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments – Marketing Support Payments is hereby deleted and replaced with the following:

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between

0.15% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers.

9.	References to Columbia Money Market Funds. Ameriprise Financial did not acquire the business of managing the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the “Former Columbia Money Market Funds”). The Former Columbia Money Market Funds are neither managed by the New Advisor nor distributed by the New Distributor and are no longer considered to be Columbia Funds.

•

References in each SAI to the Former Columbia Money Market Funds are deemed to be references to RiverSource money market funds, except in the sections entitled About the Funds’ Investments – Disclosure of Portfolio Information – Public Disclosures and Ongoing Portfolio Holdings Disclosure Arrangements, for which the references shall be deemed to be references to Columbia Money Market Fund, Variable Series only.

10.	Officers. The table in each SAI under Fund Governance–The Officers – Officer Biographical Information is hereby deleted and replaced with the table set forth on Schedule 1 hereto.

11.	Proxy Voting Policy. For voting portfolio securities of the Funds, the New Advisor has adopted the proxy voting policy of the Previous Advisor, which is an Appendix to each SAI. References in the proxy voting policy to the Previous Advisor are deemed to be references to the New Advisor and references to Bank of America are deemed to be references to Ameriprise Financial.

12.	Legal Proceedings. The following section is added to the end of each SAI:

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings.

On November 7, 2008, the Advisor acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as Columbia Management Investment Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Shareholders should retain this Supplement for future reference.

Schedule 1

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President (Principal Executive Officer)	2009	Senior Vice President of the Advisor since May 2010; Managing Director of the Previous Advisor from December 2004 until April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; Treasurer, Columbia Funds, from October 2003 to May 2008; various other executive officer positions with Columbia Funds and affiliated funds from 2002 to 2006.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President of the Advisor since May 2010; Managing Director of Fund Administration of the Previous Advisor from September 2004 until April 2010; Vice President Fund Administration of the Previous Advisor from June 2002 to September 2004.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010

Vice President and Chief Counsel – Asset Management of Ameriprise Financial since 2005; Chief Counsel of RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, the Advisor since

2006; Chief Counsel of the Distributor since 2008; Vice President, General Counsel and Secretary of Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance of Ameriprise Financial, 2004-2005; Senior Vice President and Chief Compliance Officer of USBancorp Asset Management, 2002-2004.

William “Ted” Truscott (Born 1960)	Senior Vice President	2010	Chairman of the Board of the Advisor since May 2010; Chief Executive Officer, U.S. Asset Management & President, Annuities of Ameriprise Financial since May 2010; Director, President and Chief Executive Officer of Ameriprise Certificate Company since 2006; Director of the Distributor since May 2010; Chairman of the Board and Chief Executive Officer of RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. from 2008 to April 2010; President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial from 2005 to April 2010; President, Chairman of the Board and Chief Investment Officer of the Advisor, from 2001 to April 2010; Senior Vice President – Chief Investment Officer of Ameriprise Financial, from 2001 to 2005.

Colin Moore (Born 1958)	Senior Vice President	2010	Chief Investment Officer of the Advisor since May 2010; Manager, Managing Director and Chief Investment Officer of the Previous Advisor from 2007 until April 2010; Head of Equities of the Previous Advisor from 2002 until September 2007.

Michael A. Jones (Born 1959)	Senior Vice President	2010	President of the Advisor from May 2010; Manager, Chairman, Chief Executive Officer and President of the Previous Advisor from 2007 to April 2010; Chief Executive Officer, President and Director of the Former Distributor from November 2006 until April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Head of Asset Management Compliance of Ameriprise Financial, and Chief Compliance Officer of the Advisor and RiverSource Funds, since May 2010; Chief Compliance Officer of the Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America from June 2005 until April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005; Managing Director of Deutsche Asset Management (investment management) prior to August 2004.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Advisor, since May 2010; Chief Administrative Officer of the Advisor from 2009 until April 2010; Vice President – Asset Management and Trust Company Services of the Advisor, 2006-2009; Vice President – Operations and Compliance of the Advisor, 2004-2006; Director of Product Development – Mutual Funds of Ameriprise Financial, 2001-2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director of the New Transfer Agent since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 until April 2010; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Director of Fund Administration of the Previous Advisor from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer of the Previous Advisor from November 2004 to December 2005; Director of Trustee Administration of the Previous Advisor (Sarbanes-Oxley) from May 2003 to October 2004.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Vice President, Investment Operations of Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration of the Previous Advisor, from May 2007 to July 2008; Vice President, Mutual Fund Valuation of the Previous Advisor, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor prior to January 2006.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Vice President of Fund Administration of the Advisor, since May 2010; Senior Tax Manager of the Previous Advisor from August 2006 to April 2010; Senior Compliance Manager of the Previous Advisor from April 2002 to August 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Advisor, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010; Vice President and Group Counsel of Ameriprise Financial from November 2008 until January 2010; Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Group Counsel of Ameriprise Financial, Inc. since January 2010; Group Counsel or Counsel from April 2004 until January 2010; Assistant Secretary of RiverSource Funds since January 2007.